UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2002

SUNRISE ASSISTED LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation of organization)	0-20765 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7902 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

99.1 Sunrise Assisted Living, Inc. slideshow presentation (additional information)

Item 9. Regulation FD Disclosure

     Attached hereto as Exhibit 99.1 is additional information to be included in the Company’s slideshow presentation. By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosures of this information is required by Regulation FD or that the information is material or was non-public before its disclosure. The Company assumes no obligation to update or supplement forward-looking statements in its slideshow that become untrue because of subsequent events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE ASSISTED LIVING, INC. (Registrant)

Date:	February 12, 2002	By:	/s/ Larry E. Hulse

Larry E. Hulse Senior Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Exhibit Name	Page No.

99.1	Sunrise Assisted Living, Inc. slideshow (additional information)

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